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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Exelixis, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                       04-3257395
-------------------------------------------------    -------------------------
(State of incorporation or organization)                (I.R.S. Employer
                                                       Identification No.)

260 Littlefield Avenue, South San Francisco, CA               94080
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(Address of principal executive offices)                   (Zip Code)

If this form relates to the registration of a        If this form relates to the
class of securities pursuant to Section 12(b)        registration of a class of
of the Exchange Act and is effective pursuant        securities pursuant to
General Instruction A.(c), please check the          Section 12(g) of the
following box. [_]                                   Exchange Act and is
                                                     effective pursuant to
                                                     General Instruction A.(d),
                                                     please check the following
                                                     box. [X]

Securities Act Registration Statement and Number to which the form relates: 333-96335

Securities to be registered pursuant to Section 12(b) of the Act:

                                                     Name of Each Exchange on
    Title of Each Class to                           Which Each Class is to be
      be so Registered                                      Registered
      ----------------                                      ----------

           None
     --------------------                            ------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)
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Item 1.  Description of Registrant's Securities to be Registered.

  A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 60 of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-96335 (the "Registration Statement"), as amended, initially filed with the Securities and Exchange Commission on February 7, 2000, and such Registration Statement, as amended, is incorporated herein by reference.

Item 2.  Exhibits.

  Exhibit
  Number                   Description
  -------                  -----------
  3.4    Form of Restated Certificate of Incorporation of Registrant to be
         filed upon the closing of the offering made in connection with the Registration Statement. (1)
  3.5 Amended and Restated Bylaws of Registrant to be filed upon the closing of the offering made in connection with the Registration Statement. (1)
  4.1    Specimen Common Stock Certificate. (1)
  4.2 Fourth Amended and Restated Registration Rights Agreement, dated February 26, 1999 among Registrant and Certain Stockholders of Registrant. (1)
______________________________
(1) Filed as the like-numbered exhibit to the Registration Statement and incorporated herein by reference.
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                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Exelixis, Inc.
                                      ---------------------------------------
                                      (Registrant)



Date: April 6, 2000                   By:   /s/ George A. Scangos
                                         ------------------------------------
                                            George A. Scangos
                                            President and Chief Executive
                                             Officer